Exhibit 99.1

Coupa Software Reports Financial Results for the First Quarter of Fiscal 2019

Record Quarterly Revenues of $56.4 million and Free Cash Flows of $11.5 million

Cumulative Spend Under Management Surpasses $745 Billion

SAN MATEO, Calif., June 4, 2018 – Coupa Software (NASDAQ: COUP), a leader in business spend management (BSM), today announced financial results for its first fiscal quarter ended April 30, 2018.

“We delivered strong Q1 financial results, including 40% year-over-year subscription revenue growth, positive non-GAAP operating income, and positive free cash flows,” said Rob Bernshteyn, CEO of Coupa. “On the business front, we expanded our customer base by adding blue chip and high growth customers, and we saw several marquee customers go live. We believe we are well positioned to deliver on our business and financial objectives for the fiscal year.”

Fiscal First Quarter Results:

•	Total revenues were $56.4 million, an increase of 37% compared to the same period last year. Subscription revenues were $50.0 million, an increase of 40% compared to the same period last year.

•	GAAP operating loss was $12.1 million, compared to a loss of $10.4 million for the same period last year. Non-GAAP operating income was $0.3 million, compared to a loss of $4.6 million for the same period last year.

•	GAAP net loss was $15.5 million, compared to a loss of $10.0 million for the same period last year. GAAP net loss per basic and diluted share was $0.28, compared to a loss of $0.20 for the same period last year. Non-GAAP net loss was $0.5 million, compared to a loss of $4.5 million for the same period last year. Non-GAAP net loss per basic and diluted share was $0.01, compared to a loss of $0.09 per basic and diluted share for the same period last year.

•	Operating cash flows and free cash flows for the quarter ended April 30, 2018, were $12.6 million and $11.5 million, respectively.

Business Outlook:

The following forward-looking statements reflect Coupa’s expectations as of June 4, 2018. Guidance is based on the new revenue recognition standard ASC 606, which Coupa adopted on February 1, 2018.

Second quarter of fiscal 2019:

•	Total revenues are expected to be between $56.0 and $57.0 million.

•	Subscription revenues are expected to be between $51.0 and $52.0 million.

•	Professional services and other revenues are expected to be approximately $5.0 million.

•	Non-GAAP loss from operations is expected to be between $4.5 and $5.5 million.

•	Non-GAAP net loss per share is expected to be between $0.08 loss and $0.10 loss per share.

•	Basic and diluted weighted average share count is expected to be approximately 56.8 million shares.

Full year fiscal 2019:

•	Total revenues are expected to be between $233.0 and $236.0 million.

•	Non-GAAP loss from operations is expected to be between $8.0 and $11.0 million.

•	Non-GAAP net loss per share is expected to be between $0.14 loss and $0.19 loss per share.

•	Basic and diluted weighted average share count is expected to be approximately 57.2 million shares.

See the section titled “Non-GAAP Financial Measures” and the reconciliation tables below for important details regarding Coupa’s non-GAAP measures. Coupa defines free cash flows as operating cash flows less purchases of property and equipment.

Recent Business Highlights:

•	Coupa added new customers in Q1, including but not limited to: Ingersoll Rand, First American Financial Corporation, Assa Abloy, COMPAREX AG, Fastweb, Just Energy, Evotec AG, Renew Financial, Simons Foundation, Vituity, Monash University, Klöckner & Co SE, Arena Offshore, PRA Group, Snowflake, Couchbase, and NAL Resources Management.

•	Coupa announced new product innovations to advance the company’s BSM capabilities, including enhancements to community intelligence and additional user-centric experiences that will provide businesses even more visibility into spend, processes, and performance.

•	Coupa commissioned a study by The Economist Intelligence Unit which polled more than 500 CFOs and senior finance executives. The study revealed that greater than 60% of finance executives lack complete visibility into the transactions within their organizations. In addition, 76% think leveraging new technologies or improving processes would enable their organizations to work better with other functions to execute corporate finance strategy.

•	Coupa hosted its sixth annual INSPIRE conference where nearly 2,000 customers, prospective customers, partners, industry analysts and employees, plus many more online, convened to collaborate and innovate on BSM.

•	Coupa was named as a leader in two IDC MarketScape Reports: the IDC MarketScape report for Worldwide SaaS and Cloud Enabled Sourcing Applications and the IDC MarketScape report for Worldwide SaaS and Cloud Enabled Procure-To-Pay Applications.

•	Coupa hired experienced business executive Hiroyuki Okuma as Japan country manager, where he will be responsible for driving strategy, brand awareness, sales execution, partner alliances, and customer success.

Conference Call Information:

Coupa will host a conference call and live webcast for analysts and investors at 5:00 p.m. Eastern time today.

•	Parties in the U.S. and Canada can access the call by dialing (888) 437-9445, using conference code 7508183.

•	International parties can access the call by dialing (719) 325-2106, using conference code 7508183.

A live webcast will be accessible on Coupa’s investor relations website at http://investors.coupa.com. A replay will be available through the same link. A telephonic replay of the conference call will be available through Monday, June 11, 2018. To access the replay, parties in the U.S. and Canada should call (888) 203-1112 and enter conference code 7508183. International parties should call (719) 457-0820 and enter conference code 7508183.

Non-GAAP Financial Measures:

In addition to disclosing financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), this press release and the accompanying tables contain certain non-GAAP financial measures that exclude share-based compensation expense, amortization of intangible assets acquired, amortization of debt discount and issuance costs from convertible notes, and related tax effects. Coupa believes these non-GAAP measures are useful in evaluating its operating performance and regularly reviews these measures as it evaluates its business.

Coupa believes these non-GAAP measures provide investors and other users of its financial information consistency and comparability with its past financial performance and facilitate period to period comparisons of operations. Coupa believes these non-GAAP measures are useful in evaluating its operating performance compared to that of other companies in its industry, as they generally eliminate the effects of certain items that may vary for different companies for reasons unrelated to overall operating performance.

Coupa uses these non-GAAP measures in conjunction with GAAP measures as part of its overall assessment of its performance, including the preparation of its annual operating budget and quarterly forecasts, to evaluate the effectiveness of its business strategies and to communicate with its board of directors concerning its financial performance. The definitions of its non-GAAP measures may differ from the definitions used by other companies and therefore comparability may be limited. In addition, other companies may not publish these or similar metrics. Thus, Coupa’s non-GAAP measures should be considered in addition to, not as substitutes for, or in isolation from, measures prepared in accordance with GAAP.

Coupa compensates for these limitations by providing investors and other users of its financial information a reconciliation of non-GAAP measures to the related GAAP financial measures. Coupa encourages investors and others to review its financial information in its entirety, not to rely on any single financial measure and to view its non-GAAP measures in conjunction with GAAP financial measures. Please see the reconciliation of non-GAAP financial measures to the most directly comparable GAAP measures attached to this release.

With respect to Coupa’s guidance as provided under “Business Outlook” above, Coupa has not reconciled its expectations for non-GAAP loss from operations to GAAP loss from operations or non-GAAP net loss per share to GAAP net loss per share because certain items excluded from non-GAAP operating loss and net loss, such as charges related to share-based compensation expense, amortization of acquired intangible assets, amortization of debt discount and issuance costs from our convertible notes, and related tax effects, cannot be reasonably calculated or predicted at this time. The effect of these excluded items may be significant.

Coupa also uses key metrics such as cumulative spend under management, which represents the aggregate amount of money that has been transacted through its core platform for all of its customers collectively since it launched its platform. Coupa calculates this metric by aggregating the actual transaction data, such as invoices, purchase orders and expenses, from customers on its core platform. While Coupa does not believe this metric is directly correlated to its financial results, it believes that the adoption of its core platform, as evidenced by growth in cumulative spend under management, drives additional value to its customers, which will enhance its ability to acquire new customers and to increase renewals and upsells to existing customers.

Forward-Looking Statements:

This release includes forward-looking statements. All statements other than statements of historical facts, including the statements of management and statements in “Business Outlook” are forward-looking statements. These forward-looking statements are based on Coupa’s current expectations and projections about future events and trends that Coupa believes may affect its financial condition, results of operations, strategy, short- and long-term business operations and objectives, and financial needs.

These forward-looking statements are subject to a number of risks, uncertainties and assumptions that may cause actual results to differ materially, including: Coupa has a limited operating history, which makes it difficult to predict its future operating results; if Coupa is unable to attract new customers, the growth of its revenues will be adversely affected; because its platform is sold to large enterprises with complex operating environments, Coupa encounters long and unpredictable sales cycles; risks and liabilities related to breach of its security measures or unauthorized access to customer data; the markets in which Coupa participates are intensely competitive; Coupa’s business depends substantially on its customers renewing their subscriptions and purchasing additional subscriptions; if Coupa fails to develop widespread brand awareness cost-effectively, its business may suffer; and if Coupa fails to manage its recent rapid growth effectively, Coupa may be unable to execute its business plan, maintain high levels of service, or adequately address competitive challenges.

These and other risks and uncertainties that could affect Coupa’s future results are included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” in Coupa’s annual report on Form 10-K filed with the Securities and Exchange Commission (SEC) on March 28, 2018, which is available at investors.coupa.com and on the SEC’s website at www.sec.gov. Further information on potential risks that could affect actual results will be included in other periodic filings Coupa makes with the SEC.

The forward-looking statements in this release reflect Coupa’s expectations as of June 4, 2018. Coupa undertakes no obligation to update publicly any forward-looking statements for any reason after the date of this release to conform these statements to actual results or to changes in its expectations.

About Coupa Software

Coupa Software (NASDAQ:COUP) is the leading provider of business spend management, or BSM, solutions. We offer a comprehensive, cloud-based BSM platform that has connected hundreds of organizations with more than four million suppliers globally. Our platform provides greater visibility into and control over how companies spend money. Using our platform, businesses are able to achieve real, measurable value and savings that drive their profitability. Learn more at www.coupa.com. Read more on the Coupa Blog or follow @Coupa on Twitter.

Investor Relations:

NMN Advisors for Coupa

Nicole Noutsios

(510) 315-1003

ir@coupa.com

Media Contact:

Global Public Relations

Stefanie Gordish

(415) 590-9722

stefanie.gordish@coupa.com

COUPA SOFTWARE INCORPORATED

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share amounts)

(unaudited)

	Three Months Ended
	April 30,
	2018	2017
Revenues:
Subscription services	$49,966	$35,664
Professional services and other	6,386	5,473

Total revenues	56,352	41,137
Cost of revenues:
Subscription services	11,174	7,996
Professional services and other	6,951	5,501

Total cost of revenues	18,125	13,497

Gross profit	38,227	27,640

Operating expenses:
Research and development	13,201	9,171
Sales and marketing	24,660	20,679
General and administrative	12,435	8,177

Total operating expenses	50,296	38,027

Loss from operations	(12,069)	(10,387)
Interest expense	(2,973)	—
Interest income and other, net	78	433

Loss before provision for income taxes	(14,964)	(9,954)
Provision for income taxes	490	84

Net loss	$(15,454)	$(10,038)

Net loss per share attributable to common stockholders, basic and diluted	$(0.28)	$(0.20)

Weighted-average number of shares used in computing net loss per share attributable to common stockholders, basic and diluted	55,873	50,577

COUPA SOFTWARE INCORPORATED

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except per share amounts)

(unaudited)

	April 30,	January 31,
	2018	2018
Assets
Current assets:
Cash and cash equivalents	$430,030	$412,903
Accounts receivable, net of allowances	47,052	61,366
Prepaid expenses and other current assets	11,497	10,952
Deferred commissions, current portion	4,883	3,756

Total current assets	493,462	488,977
Property and equipment, net	5,411	5,186
Deferred commissions, net of current portion	12,541	3,896
Goodwill	44,410	44,410
Intangible assets, net	18,946	20,020
Other assets	5,326	9,961

Total assets	$580,096	$572,450

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$1,875	$1,342
Accrued expenses and other current liabilities	28,573	26,643
Deferred revenue, current portion	120,458	125,714

Total current liabilities	150,906	153,699
Convertible senior notes, net	165,758	163,010
Deferred revenue, net of current portion	1,428	2,316
Other liabilities	12,874	12,880

Total liabilities	330,966	331,905

Stockholders’ equity:
Preferred stock, $0.0001 par value per share	—	—
Common stock, $0.0001 par value per share	6	6
Additional paid-in capital	463,911	445,318
Accumulated other comprehensive loss	(258)	(298)
Accumulated deficit	(214,529)	(204,481)

Total stockholders’ equity	249,130	240,545

Total liabilities and stockholders’ equity	$580,096	$572,450

COUPA SOFTWARE INCORPORATED

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(unaudited)

	Three Months Ended
	April 30,
	2018	2017
Cash flows from operating activities
Net loss	$(15,454)	$(10,038)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	2,015	1,536
Amortization of deferred commissions	1,192	1,040
Amortization of debt discount and issuance costs	2,748	—
Stock-based compensation	11,312	5,277
Other non-cash items	—	105
Changes in operating assets and liabilities:
Accounts receivable	14,314	12,570
Prepaid expenses and other current assets	(1,679)	(336)
Other assets	161	(660)
Deferred commissions	(1,927)	(887)
Accounts payable	534	31
Accrued expenses and other liabilities	3,822	529
Deferred revenue	(4,402)	(2,224)

Net cash provided by operating activities	12,636	6,943

Cash flows from investing activities
Acquisitions, net of cash acquired	(1,178)	(140)
Purchases of property and equipment	(1,124)	(996)

Net cash used in investing activities	(2,302)	(1,136)

Cash flows from financing activities
Payment of issuance costs for the issuance of senior convertible notes	(639)	—
Proceeds from issuance of common stock, net of underwriting discounts, commissions and offering costs	—	23,040
Proceeds from the exercise of common stock options	3,295	4,527
Proceeds from issuance of common stock for employee stock purchase plan	4,137	3,026

Net cash provided by financing activities	6,793	30,593

Net increase in cash, cash equivalents, and restricted cash	17,127	36,400
Cash, cash equivalents, and restricted cash at beginning of year	412,976	201,972

Cash, cash equivalents, and restricted cash at end of period	$430,103	$238,372

Reconciliation of cash, cash equivalents, and restricted cash to the condensed consolidated balance sheets
Cash and cash equivalents	$430,030	$238,121
Restricted cash, included in prepaid expenses and other current assets	—	251
Restricted cash, included in other assets	73	—

Total cash, cash equivalents, and restricted cash	$430,103	$238,372

COUPA SOFTWARE INCORPORATED

Three Months Ended April 30, 2018

Reconciliation of GAAP to Non-GAAP Financial Measures

(in thousands, except per share amounts)

(unaudited)

	GAAP	Share-Based Compensation Expenses	Amortization of Acquired Intangible Assets	Amortization of Debt Discount and Issuance Costs	Non-GAAP
Costs and expenses:
Costs of subscription services	$11,174	$(831)	$(784)	$—	$9,559
Costs of professional services and other	6,951	(946)	—	—	6,005
Gross profit	67.8%	3.2%	1.4%	0.0%	72.4%
Research and development	13,201	(2,547)	—	—	10,654
Sales and marketing	24,660	(2,970)	(290)	—	21,400
General and administrative	12,435	(4,018)	—	—	8,417
Income (loss) from operations	(12,069)	11,312	1,074	—	317
Operating margin	-21.4%	20.1%	1.9%	0.0%	0.6%
Interest expense	(2,973)	—	—	2,748	(225)
Interest income and other, net	78	—	—	—	78
Income (loss) before provision for income taxes	(14,964)	11,312	1,074	2,748	170
Provision for income taxes	490	169	48	—	707
Net loss	(15,454)	11,143	1,026	2,748	(537)
Net loss per share attributable to common stockholders, basic and diluted (1)	$(0.28)				$(0.01)

(1)	Calculated based upon 55,873 basic and diluted weighted-average shares of common stock

COUPA SOFTWARE INCORPORATED

Three Months Ended April 30, 2017

Reconciliation of GAAP to Non-GAAP Financial Measures

(in thousands, except per share amounts)

(unaudited)

	GAAP	Share-Based Compensation Expense	Amortization of Acquired Intangible Assets	Amortization of Debt Discount and Issuance Costs	Non-GAAP
Costs and expenses:
Costs of subscription services	$7,996	$(355)	$(486)	$—	$7,155
Costs of professional services and other	5,501	(563)	—	—	4,938
Gross profit	67.2%	2.2%	1.2%	0.0%	70.6%
Research and development	9,171	(1,152)	—	—	8,019
Sales and marketing	20,679	(1,600)	—	—	19,079
General and administrative	8,177	(1,607)	—	—	6,570
Loss from operations	(10,387)	5,277	486	—	(4,624)
Operating margin	-25.2%	12.8%	1.2%	0.0%	-11.2%
Interest expense	—	—	—	—	—
Interest income and other, net	433	—	—	—	433
Loss before provision for income taxes	(9,954)	5,277	486	—	(4,191)
Provision for income taxes	84	175	—	—	259
Net loss	(10,038)	5,102	486	—	(4,450)
Net loss per share attributable to common stockholders, basic and diluted (1)	$(0.20)				$(0.09)

(1)	Calculated based upon 50,577 basic and diluted weighted-average shares of common stock

COUPA SOFTWARE INCORPORATED

Reconciliation of GAAP Cash Flows from Operations to Free Cash Flows

(A Non-GAAP Financial Measure)

(in thousands)

(unaudited)

	Three Months Ended
	April 30,
	2018	2017
Net cash provided by operating activities	$12,636	$6,943
Less: purchases of property and equipment	(1,124)	(996)

Free cash flows	$11,512	$5,947